UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4045 Sheridan Avenue, Suite 239 Miami, FL	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Securities Purchase Agreement

On March 29, 2017, Biotech Products Services and Research, Inc., a Nevada corporation (“BPSR”), entered into a Securities Purchase Agreement, dated March 29, 2017 (the “SPA”), with an unaffiliated “accredited investor” (the “Agent”), Dr. Bruce Werber, the Company’s Chief Operating Officer and a member of the Board of Directors of the Company (“Werber”), and Ian T. Bothwell, the Company’s Chief Financial Officer and member of the Board of Directors (“Bothwell”) (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). The transactions contemplated by the SPA were consummated on April 3, 2017.

The disclosure contained below is purported to only be a summary of the material terms and conditions of the SPA. The form of the SPA has been filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. All terms not defined herein shall have the meaning ascribed to them in the SPA.

Purchase and Sale

Pursuant to the SPA, the Purchasers purchased a 10% Original Issue Discount Convertible Secured Promissory Note and Guarantee in the principal amount of up to $1,666,667, corresponding to a subscription amount of up to $1,500,000 (the “Note”). The purchase of the Note is to occur in several tranches (each a “Tranche”) pursuant to the terms and conditions of the SPA.

The initial Tranche through the second Tranche will be for a Subscription Amount in the aggregate of up to $600,000 (subject to adjustment as described the SPA) corresponding to an aggregate of up to $666,666.67 in the Principal Amount of the Note. The initial Tranche of $475,000 (which correlates to a principal amount of $527,778 of the Note) was consummated on the date of the Agreement, of which an aggregate of $300,000 (which correlates to a principal amount of $333,333.33 of the Note) was funded through the rollover of unreimbursed funds by Werber and Bothwell prior to the date of the Agreement. The second Tranche will be for $125,000 ($138,889 in principal amount of the Note) and will be funded to the Company by the Agent on July 15, 2017, subject to certain closing conditions contained in the SPA.

According to the SPA, the Purchasers may fund the Company in different Subscription Amounts at each closing after the second Tranche and are not required to participate in each such Tranche. In the event that any Purchaser does not participate in any Tranche after the second Tranche, the remaining Purchasers shall have the right to participate in such Tranche in an amount up to 100% of the entire Tranche. In the event that such participating Purchasers do not collectively fund 100% of the desired Tranche amount, then the Company shall be permitted to request from any Person (as defined in the SPA) the remaining amount, so long as such Person(s) agree to execute the SPA (and further, the Company and the Purchasers agree to amend the Agreement and the Note as necessary).

After the second Tranche, each additional Tranche desired by the Company shall be requested in writing (the “Notice of Tranche Request”) to the Agent. Subsequent to the second Tranche, upon Agent’s receipt of a Notice of Tranche Request, and Agent’s acknowledgment of such receipt (the "Funding Request Date”), the Agent and/or the Purchasers shall have the option to make the Tranche Payment to BPSR within five (5) Business Days following the Funding Request Date.

The SPA contained customary representations, warranties and covenants for similar transactions by the Company and Purchasers.

Included in the covenants was a covenant made by the Company to be up to date with all of its filings with the Securities and Exchange Commission (the “SEC”) by July 15, 2017, including without limitation, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company has agreed to use the proceeds of the initial Tranche under the SPA for general working capital purposes and paying approximately $116,585 in third party debt outstanding as of the date of the Agreement. The proceeds from the subsequent Tranches shall be used for general working capital purposes.

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The Company agreed to indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party” and collectively the “Purchaser Parties”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in the Agreement or in the other Transaction Documents or (b) any third-party action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance).

Security Agreement

As an inducement for the Agent to fund the Company, on March 29, 2017, the Company and its subsidiaries: Anu Life Sciences Inc., a Florida corporation; General Surgical Florida, Inc., a Florida corporation; Beyond Cells Corp., a Florida corporation; BD Source and Distribution, Corp., a Florida corporation; Ethan New York, Inc., a New York corporation; Mint Organics, Inc., a Florida corporation, and Mint Organics Florida, Inc., a Florida corporation (each a “Subsidiary” or “Guarantor” and together, the “Guarantors”) entered into a Security Agreement, dated March 29, 2017 (the “Security Agreement”), with the Agent, whereby BPSR and each Subsidiary granted the Agent a perfected, first priority security interest in and to all of their respective tangible and intangible assets, whether presently owned or existing or hereafter acquired or coming into existence and all proceeds therefrom, and including the capital stock of each Guarantor.

The form of the Security Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated by reference herein.

Intellectual Property Security Agreement

On March 29, 2017, BPSR and the Guarantors entered into an Intellectual Property Security Agreement, dated March 29, 2017 (the “IP Security Agreement”), with the Agent, whereby BPSR and each Guarantor granted the Agent a perfected, first priority security interest in and to all of their respective intellectual property.

The form of the IP Security Agreement is filed as Exhibit 10.4 to this Form 8-K and is incorporated by reference herein.

Subsidiary Guarantee

On March 29, 2017, the Subsidiaries entered into a Subsidiary Guarantee, dated March 29, 2017 (the “Subsidiary Guarantee”), in favor of the Agent. Pursuant to the Subsidiary Guarantee, the Subsidiaries, jointly and severally, unconditionally and irrevocably, guaranteed the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the obligations of the Company to the Agent and its respective successors, endorsees, transferees and assigns under the Subsidiary Guarantee, the Note and Intellectual Property Security Agreement and any documents executed and delivered in connection therewith.

The form of the Subsidiary Guarantee is filed as Exhibit 10.5 to this Form 8-K and is incorporated by reference herein.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 29, 2017, the Company issued the Note to the Purchasers pursuant to the SPA. The disclosure contained below is purported to only be a summary of the material terms and conditions of the Note. The form of the Note has been filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein. All terms not defined herein shall have the meaning ascribed to them in the Note.

10% OID Convertible Secured Promissory Note and Guarantee

Interest Rate; Default Interest Rate

The unpaid principal amount of the Note shall accrue interest on the basis of a 365-day year at ten percent (10%) per annum, provided that upon the occurrence and during the continuance of an Event of Default (as defined in the Note) the outstanding principal amount of the Note at the Mandatory Default Amount (as defined in the Note), and any accrued and unpaid interest and all other overdue amounts shall each bear interest until paid at the stated rate plus an additional eight percent (8%) per annum, i.e., eighteen percent (18%) per annum (the “Default Interest Rate”). Additionally, in the event that the price of the Common Stock falls below $0.0125 on the applicable Trading Market for three (3) consecutive Trading Days, then the Note shall accrue interest on the basis of a 365-day year at the Default Interest Rate. Accrued interest shall be payable (a) upon the payment or prepayment of any principal owing under the Note (but only on the principal amount so paid or prepaid), (b) commencing on June 30, 2017, and continuing on the last Business Day of each subsequent calendar quarter, and (c) on the Maturity Date. In the event of a conversion of the Note prior to the Maturity Date, all accrued and unpaid interest shall be added to the principal amount being converted as of the date of conversion to determine the amount of securities into which the Note shall be converted.

Maturity Date

Subject to the acceleration provisions or the prepayment provisions of the Note, all unpaid principal, fees and accrued and unpaid interest shall be due and payable in full on the first (1st) anniversary of the Effective Date (the “Maturity Date”). For the avoidance of doubt, such amounts are due on the Maturity Date regardless of when any Tranche Payment was made to BPSR.

Prepayments

At any time upon five (5) days’ notice written notice to the Purchasers (a “Prepayment Notice”), BPSR may prepay any portion of the principal amount of the Note, including accrued and unpaid interest (the “Prepayment Amount”). If BPSR exercises its right to prepay the Note, BPSR shall within three (3) days after such five (5)-day period (the “Prepayment Period”), make payment to the Purchasers of an amount in cash equal to the sum of the then outstanding principal amount of the Note that it desires to prepay, as follows:

(a)	At any time within the first sixty (30) days of the Effective Date, but subject to the Purchasers’ conversion rights set forth herein, the BPSR may prepay Purchasers an amount in cash equal to the Prepayment Amount multiplied by 120%.

(b)	At any time between the sixty-first (61st) and one hundred twentieth (120th) day after the Effective Date, but subject to the Purchasers’ conversion rights set forth herein, the BPSR may prepay Purchasers an amount in cash equal to the Prepayment Amount multiplied by 125%.

(c)	At any time between the one hundred twenty-first (121st) and one hundred eightieth (180th) day after the Effective Date, but subject to the Purchasers’ conversion rights set forth herein, the BPSR may prepay Purchasers an amount in cash equal to the Prepayment Amount multiplied by 130%.

(d)	At any time after the one hundred eightieth (180th) day after the Effective Date, but subject to the Purchasers’ conversion rights set forth herein, the BPSR may prepay Purchasers an amount in cash equal to the Prepayment Amount multiplied by 140%.

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Purchasers may continue to convert the Note from the date of their respective receipt of any Prepayment Notice until the beginning of the Prepayment Period. In the event that the BPSR prepays only a portion of the principal amount and accrued and unpaid interest due hereunder, the prepayment shall be applied first to the amounts due on the most recently funded Tranche to date, and thereafter each Tranche that preceded the most recently funded Tranche.

Conversion

(a)	Optional Conversion. At any time after the six (6) month anniversary of the issuance date of the Note until the Note is no longer outstanding, any outstanding principal portion of the Note shall be convertible, in whole or in part, into shares of Common Stock at the option of each Lender (subject to the conversion limitations set forth in Section 6(d) of the Note and summarized below). Notwithstanding anything to the contrary contained herein, Werber and Bothwell shall not be permitted to convert any amount due under the Note until the Agent is repaid (whether in cash or in Common Stock) all amounts (including without limitation, principal and interest) due to it by BPSR under the Note.

(b)	Conversion Price. The conversion price in effect on any Conversion Date shall be equal to the lower of (i) $0.15 (the “Fixed Conversion Price”), and (ii) sixty percent (60%) of the lowest daily VWAP in the twenty (20) Trading Days prior to the Conversion Date. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such measuring period.

(c)	Conversion Limitations. The BPSR shall not effect any conversion of the Note, and Agent (other than Weber and Bothwell ) shall not have the right to convert any portion of the Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Agent (together with the Agent’s Affiliates, and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Note held by the Agent.

(d)	Leak-Out. In the absence of an Event of Default (as defined in the note) under the Note and subject to the resale restrictions of Rule 144, the Agent shall be permitted to only sell an amount of Conversion Shares equal to the greater of ten thousand dollars ($10,000) a day or twenty percent (20%) of the daily volume of the Common Stock on the previous Trading Day (as defined in the Note).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 29, 2017, the Company issued the Note to the Purchasers pursuant to the SPA. A description of the Note is disclosed under Item 2.03 of this Form 8-K and is incorporated by reference herein.

On April 3, 2017, the Company issued an aggregate of four million (4,000,000) shares of Common Stock as commitment shares (the “Commitment Shares”) to the Purchasers, consisting of two million (2,000,000) Commitment Shares to the Agent and one million (1,000,000) Commitment Shares to each of Werber and Bothwell, at $0.019, the closing price of the Common Stock on the date of the SPA.

The Company issued the Note and the Commitment Shares under the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) of the Securities Act due to the fact the issuance was isolated and did not involve a public offering of securities.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:	Document Description:

10.1

Form of the Securities Purchase Agreement, dated March 29, 2017, by and among Biotech Products Services and Research, Inc., each of its Subsidiaries, the Agent, LLC, Dr. Bruce Werber and Ian T. Bothwell

10.2	Form of the 10% Original Issue Discount Convertible Secured Promissory Note and Guarantee, dated March 29, 2017, of Biotech Products Services and Research, Inc.

10.3	Form of the Security Agreement, dated March 29, 2017, by and among Biotech Products Services and Research, Inc., each of its Subsidiaries, and the Agent

10.4	Form of the Intellectual Property Security Agreement, dated March 29, 2017, by and among Biotech Products Services and Research, Inc., and each of its, Subsidiaries, and the Agent

10.5	Form of the Subsidiary Guarantee, dated March 29, 2017, by and among Biotech Products Services and Research, Inc. and each of its Subsidiaries

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

Dated: April 3, 2017	By:	/s/ Albert Mitrani
Albert Mitrani
President and Chief Executive Officer
(Principal Executive Officer)

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